Exhibit 99.1

Performance Indicators Q4-06 Q1-07 Q4 2007 GOAL Lab Days 76 77 77 Net Sales $8,114 $9,181 $12,810 Lab Supplies $1,303 $1,339 $1,841 Courier Expense $695 $713 $805 Cases 14,147 15,821 22,474 Tests 99,029 110,747 157,315 Lab Headcount 80 84 99 Accessioning and Client Sve Headcount 22 22 24 Performance Indicators Q4-06 Q1-07 Q1-07 vs. Q4-06 Q4 2007 GOAL % Improvement Net Sales Per Day $108,158 $119,234 7.8% $166,363 54% Net Sales Per Case $574 $580 - $570 - Tests/Lab FTE/Day 16.22 17.12 5.5% 20.63 27% Req's per Acc and CS FTE/Day 8.59 9.48 10.4% 12.16 42% Lab Supplies/Test $13.16 $12.09 8.1% $11.70 11% Lab Supplies/Case $92.10 $84.63 8.1% $81.92 11% Courier Expense per Case $49.13 $45.07 8.3% $35.82 27%